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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          (AMENDMENT NO. _____________)

Filed by the Registrant                                                      [X]
Filed by a Party other than the Registrant                                   [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to 240.14a-12

                       The Hartford Mutual Funds II, Inc.
                (Name of Registrant as Specified in Its Charter)

 _____________________________________________________________________________
     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies: ___________

(2)  Aggregate number of securities to which transaction applies: ___________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ___________

(4)  Proposed maximum aggregate value of transaction: ___________

(5)  Total fee paid: ___________

[ ]  Fee paid previously by written preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid: ___________

(2)  Form, Schedule or Registration Statement No.: ___________

(3)  Filing Party: ___________

(4)  Date Filed: ___________

September 15, 2006.

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                       [FORM OF VOTING INSTRUCTIONS CARD]

The Hartford SmallCap Growth Fund (the "Fund"). Special Meeting to be held on 10/24/06 at 2:00 P.M. EDT.

For Holders of shares as of 07/31/06 * ISSUER CONFIRMATION COPY - INFO ONLY *

THIS FORM IS PROVIDED FOR INFORMATIONAL PURPOSES ONLY.

PLEASE DO NOT USE IT FOR VOTING PURPOSES.

CUSIP: XXXXXXXXX

Proposal(s)

1. To approve a sub-advisory Agreement between Hartford Investment Financial Services, LLC ("HIFSCO"), the Fund's investment manager, and Hartford Investment Management Company ("Hartford Investment Management"), an affiliate of HIFSCO, pursuant to which Hartford Investment Management will serve as an additional sub-adviser to the Fund and manage a portion of the Fund's assets; and

To transact such other additional matters as may properly come before the Meeting or any adjournment thereof.

Directors Recommend   FOR

PLEASE INDICATE YOUR VOTING INSTRUCTIONS FOR EACH PROPOSAL:
(Mark X for only one Box)

FOR   AGAINST   ABSTAIN
---   -------   -------
[ ]     [ ]       [ ]

Please indicate your proposal selection by firmly placing an "X" in the appropriate numbered box with blue or black ink only.

See voting Instruction No. 3 on Reverse.

Account No: ______________
CUSIP: XXXXXXXXX
Control No: ______________
Client No: _______________

PLACE "X" HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING [X]

[ADP LOGO]
51 MERCEDES WAY EDGEWOOD
NY 11717

                        See Reverse Side for Instructions

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                               VOTING INSTRUCTIONS

TO OUR CLIENTS:

WE HAVE BEEN REQUESTED TO FORWARD TO YOU THE ENCLOSED PROXY MATERIAL RELATIVE TO SECURITIES HELD BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. SUCH SECURITIES CAN BE VOTED ONLY BY US AS THE HOLDER OF RECORD. WE SHALL BE PLEASED TO VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES. IF YOU WILL EXECUTE THE FORM AND RETURN IT TO US PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IT IS UNDERSTOOD THAT IF YOU SIGN WITHOUT OTHERWISE MARKING THE FORM, THE SECURITIES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING.

FOR THIS MEETING, THE EXTENT OF OUR AUTHORITY TO VOTE YOUR SECURITIES IN THE ABSENCE OF YOUR INSTRUCTIONS CAN BE DETERMINED BY REFERRING TO THE APPLICABLE VOTING INSTRUCTION NUMBER INDICATED ON THE FACE OF YOUR FORM.

VOTING INSTRUCTION NUMBER 1 - WE URGE YOU TO SEND IN YOUR INSTRUCTION SO THAT WE MAY VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES, HOWEVER, THE RULES OF THE NEW YORK STOCK EXCHANGE PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE. THE PROXY MAY BE GIVING AT DISCRETION BY THE HOLDER OF RECORD OF THE SECURITIES (ON THE TENTH DAY, IF THE PROXY MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE; ON THE FIFTEENTH DAY IF PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING
DATE). IF YOU ARE UNABLE TO COMMUNICATE WITH US BY SUCH DATE, WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

VOTING INSTRUCTION NUMBER 2 - WE WISH TO CALL YOUR ATTENTION TO THE FACT THAT UNDER THE RULES OF THE NEW YORK STOCK EXCHANGE, WE CANNOT VOTE YOUR SECURITIES ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING WITHOUT YOUR SPECIFIC VOTING INSTRUCTIONS.

IF WE DO NOT HEAR FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, WE MAY VOTE YOUR SECURITIES IN OUR DISCRETION TO THE EXTENT PERMITTED BY THE RULES OF THE EXCHANGE (ON THE TENTH DAY, IF THE PROXY MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE; ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IF YOU ARE UNABLE TO COMMUNICATE WITH US BY SUCH DATE, WE WILL NEVERTHELESS FOLLOW YOUR VOTING INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

VOTING INSTRUCTION NUMBER 3 - IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS. PLEASE DATE, SIGN AND RETURN YOUR VOTING INSTRUCTIONS TO US PROMPTLY IN THE RETURN ENVELOPE PROVIDED.

VOTING INSTRUCTION NUMBER 4 - REMINDER - WE HAVE PREVIOUSLY SENT YOU PROXY SOLICITING MATERIAL PERTAINING TO THE MEETING OF SHAREHOLDERS OF THE COMPANY INDICATED.

ACCORDING TO OUR LATEST RECORDS WE HAVE NOT AS YET RECEIVED YOUR VOTING INSTRUCTIONS ON THE MATTERS TO BE CONSIDERED AT THIS MEETING AND THE COMPANY HAS REQUESTED US TO COMMUNICATE WITH YOU IN AN ENDEAVOR TO HAVE YOUR SECURITIES VOTED.

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THE VOTING INSTRUCTIONS REQUEST PERTAINS TO SECURITIES CARRIED BY US IN YOUR
ACCOUNT BUT NOT REGISTERED IN YOUR NAME. SUCH SECURITIES CAN BE VOTED ONLY BY US AS THE HOLDER OF RECORD OF THE SECURITIES.

PLEASE DATE SIGN AND RETURN YOUR VOTING INSTRUCTIONS TO US PROMPTLY IN THE RETURN ENVELOPE PROVIDED.

SHOULD YOU WISH TO ATTEND THE MEETING AND VOTE IN PERSON. PLEASE CHECK THE BOX ON THE FRONT OF THE FORM FOR THIS PURPOSE. A LEGAL PROXY COVERING YOUR SECURITIES WILL BE ISSUED TO YOU.

Please ensure you fold then detach and retain this portion of the Voting Instruction Form

P.O. BOX 9072

Proxy Services
P.O. Box 9072
Farmingdale NY 1-1735-9579

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                          [FORM OF SHAREHOLDER LETTER]

                        THE HARTFORD SMALLCAP GROWTH FUND

                              IMPORTANT NOTICE FOR
                                  SHAREHOLDERS

                                   ----------

                              MEETING SCHEDULED FOR
                                OCTOBER 24, 2006

                                   ----------

                               PLEASE VOTE TODAY!

Dear Shareholder:

Recently we distributed proxy material regarding the Meeting of Shareholders of The Hartford SmallCap Growth Fund.

Our records indicate that we have not received voting instructions for your account(s). We urge you to act promptly in order to allow us to obtain sufficient votes and avoid the cost of additional solicitation.

In order for your vote to be represented, we must receive your instructions prior to your Fund's meeting date.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

WE NEED YOUR HELP.

PLEASE VOTE TODAY.

For your convenience, please utilize any of the following methods to submit your vote:

1.   BY PHONE

Please call Computershare Fund Services toll-free at 1-866-632-3119.

Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m., and Saturday from 12:00 p.m. to 6:00 p.m. EDT.

2.   BY INTERNET

Follow the instructions on your voting instruction form.

3.   BY TOUCH-TONE PHONE

Follow the instructions on your voting instruction form.

4.   BY MAIL

Simply return your executed voting instruction form in the envelope provided.

If you have any questions, or need assistance in voting your shares, please do not hesitate to call us at 1-866-632-3119.